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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  January 23, 2004
                                                   ----------------


                          CAMCO FINANCIAL CORPORATION
                         ------------------------------
             (Exact name of registrant as specified in its charter)




          DELAWARE                      0-25196              51-0110823
----------------------------          -----------      -----------------------
(State or other jurisdiction          (Commission      (IRS Employer I.D. No.)
     of incorporation)                 File No.)



                    6901 Glenn Highway, Cambridge, Ohio 43725
                  ---------------------------------------------
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code:        (740) 435-2020
                                                    -------------------------



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Item 7.  Financial Statements and Exhibits.

         (a) and (b)       Not applicable.

         (c)               Exhibits.

                           See Index to Exhibits.


Item 12. Results of Operations and Financial Condition.

                  On January 23, 2004, Camco Financial Corporation ("Camco") issued a press release regarding its earnings for the fourth quarter of fiscal 2003. The press release is attached hereto as Exhibit 99.

                  The press release includes one or more non-GAAP financial measures within the meaning of Regulation G. With respect to each, Camco has disclosed the most directly comparable financial measure calculated and presented in accordance with GAAP and reconciled the differences between the non-GAAP financial measure and the most comparable financial measure presented in accordance with GAAP.

                  Camco believes that the presentation of the non-GAAP financial measures in the press release assists management and investors to compare results period-to-period in a more meaningful and consistent manner and provides a better measure of results for Camco's ongoing operations.


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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  CAMCO FINANCIAL CORPORATION



                                  By: /s/ Mark A. Severson
                                      ---------------------------------------
                                      Mark A. Severson, Chief Financial Officer


Date:  January 23, 2004


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                                INDEX TO EXHIBITS


Exhibit
Number                                        Description
-------                                       -----------
  99                   Press Release of Camco Financial Corporation dated
                       January 23, 2004.



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